SUPPLEMENT dated November 1, 2005

                              To the PROSPECTUS of

               Standish Mellon Opportunistic High Yield Bond Fund
            Standish Mellon Opportunistic Emerging Markets Debt Fund

                               Dated: May 1, 2005
                         (as supplemented July 1, 2005)

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Effective November 1, 2005, the Standish Mellon Opportunistic Emerging Markets
Debt Fund is changing its name to the "Standish Mellon Emerging Markets Debt Fund." Accordingly, the name Emerging Markets Debt Fund replaces all references to the name Opportunistic Emerging Markets Debt Fund in the attached prospectus.


The following replaces footnote 2 in the table under the "Fees and expenses of the fund" section on page 5 of the attached prospectus:

         (2)Effective November 1, 2005, Standish Mellon will increase its voluntary cap on total operating expenses of the Emerging Markets Debt Fund from 0.30% to 0.65%. Accordingly, the Fund's actual expenses (after taking into account the revised expense limitations) would have been:

                  Management fees                             0.22%
                  Other Expenses                              0.43%
                  Total annual fund operating expenses        0.65%


The following replaces the initial full paragraph under the "How to purchase shares" section on page 12 of the attached prospectus:

         Only existing Standish Mellon clients are eligible to invest in the High Yield Fund. Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish Mellon and its investment advisory affiliates and their immediate families.






           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE